Exhibit 10.2

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 21

to

Purchase Agreement No. 3219

between

THE BOEING COMPANY

and
AMERICAN AIRLINES, INC.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 21 (SA-21) is made between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC, a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified in such Purchase Agreement;
WHEREAS, Boeing and Customer entered into Supplemental Agreement No. 20 to the Purchase Agreement dated August 31, 2023, revising [****] and [****] for [****] Aircraft (as defined therein).
WHEREAS, Customer and Boeing desire to (i) [****] 787-9 Aircraft ([****]) [****], and [****] of the [****], and (ii) to [****] for the [****];
WHEREAS, Customer and Boeing desire to revise letter agreement AAL-PA-03219-2303491 entitled “Special Matters – [****]”.
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

PA 3219	SA-21	Page 1
BOEING PROPRIETARY

1.Table of Contents.
The Table of Contents referencing SA-20 in the footer is deleted in its entirety and is replaced with the new Table of Contents (attached hereto) referencing SA-21 in the footer. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
2.Tables.
2.1 Table 5(R5). Table 5(R4) entitled “787-9 [****] Aircraft, Aircraft Delivery, Description, Price and Advance Payments” referencing SA-20 in the footer is deleted in its entirety and is replaced with the similarly titled Table 5(R5) (attached hereto) referencing SA-21 in the footer. Table 5(R5) is hereby incorporated into the Purchase Agreement in replacement of Table 5(R4).
3.Letter Agreements.
3.1     Letter Agreement AAL-PA-03219-2303491R1. Letter Agreement AAL-PA-03219-2303491 entitled “[****]” including Attachment A thereto, referencing SA-20 in the footer is deleted in its entirety and replaced with the similarly titled Letter Agreement AAL-PA-03219-2303491R1 including Attachment A (attached hereto) referencing SA-21 in the footer. Letter Agreement AAL-PA-03219-2303491R1 is hereby incorporated into the Purchase Agreement in replacement of AAL-PA-03219-2302491.

4.Miscellaneous.
4.1    Boeing will [****] related matters.

4.2    For the [****] 787-9 [****], per the [****] terms in Letter Agreement AAL-PA-03219-2303491R1 [****], the [****] for such 787-9 [****] Delivery Aircraft ([****]) [****].

5.Effect on Purchase Agreement.

5.1    Table 5 Reference Clarifications.
5.1.1    The following references in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement to “Table 5(R1),” Table 5(R2) and Table 5(R3), and Table 5(R4) is now deemed to refer to “Table 5(R5)”. Specifically, the locations of such references are (but may not be limited to) as follows:

Location of References*
Articles 1, 2, 3 (all sections), 4 (all sections), and Section 5.1 of the Basic Articles
Exhibit C(R1), Definitions of “Aircraft” and “Engine”

PA 3219	SA-21	Page 2
BOEING PROPRIETARY

Section 1 of Supplemental Exhibit AE1
Section 1.4.1 of Letter Agreement 6-1162-CLO-1047R4 entitled “[****]”
Section 1 (definition of “Firm Aircraft”) and Attachment C(R4) of Letter Agreement 6-1162-TRW-0664R2 entitled “[****]”
Section 1.1 of LA 6-1162-TRW-0672R1 entitled “[****]”
Sections 4a2, 6, and 9.2 of Letter Agreement 6-1162-TRW-0674R5 entitled “Business Considerations”
Section 1 of Letter Agreement AAL-PA-03219-1804779 entitled “[****]”
Section 1.2 of Letter Agreement AAL-PA-3219-LA1802492 entitled “Open Configuration Matters”
Section 1.3.1.1 of Letter Agreement AAL-1604503 entitled “787 Aircraft Business Matters”
Sections 6 and 7 of Supplemental Agreement No. 11
Supplemental Exhibit EE1

    5.2    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

Reference	Replacement Reference
Letter Agreement AAL-PA-03219-2303491	Letter Agreement AAL-PA-03219-2303491R1

    5.3 Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

The rest of this page is left intentionally blank.

PA 3219	SA-21	Page 3
BOEING PROPRIETARY

AGREED AND ACCEPTED

Feb. 15, 2024
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Sr Vice President and Treasurer
Title	Title

PA 3219	SA-21	Page 4
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	SA-3
2.	Delivery Schedule	SA-3
3.	Price	SA-3
4.	Payment	SA-3
5.	Miscellaneous	SA-3
6.	Confidential Treatment

TABLE
~~1.~~	~~Aircraft Information Table – TRENT~~ WITHDRAWN	SA-2
1(R7)	787-9 Aircraft Information Table – GENX
2(R1)	787-8 Aircraft Information Table – GENX ([****] (12) 787-8 Aircraft)	SA-5
3(R1)	787-8 Aircraft Information Table – GENX ([****] Eight (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)	SA-5
4	WITHDRAWN	SA-6
5(R5) 6R3 7(R2)	2018 787-9 [****] Aircraft Information Table – GENX 2018 787-8 [****] Aircraft Information Table-GENX 2018 [****] 787-9 Exercised Aircraft Information Table – GENX	SA-21 SA-18 SA-19

EXHIBIT
A(R3).	Aircraft Configuration for [****] Aircraft	SA-11
A2(R5)	Aircraft Configuration for [****] Aircraft	SA-12
B(R1).	Aircraft Delivery Requirements and Responsibilities	SA-3
C(R1).	Defined Terms	SA-3

SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1(R1).	Buyer Furnished Equipment Variables 787-9	SA-3
BFE2.	Buyer Furnished Equipment Variables 787-8	SA-3
CS1.	787 Customer Support Document
EE1.	[****]
~~EE1~~.	[****] WITHDRAWN	SA-2
EE2.	[****]	SA-4

	P.A. No. 3219	SA-21
Table of Contents		Page 1
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

SLP1.	Service Life Policy Components

LETTER AGREEMENTS		SA NUMBER
3219-01	[****]
3219-02	Special Terms – Seats and In-Flight Entertainment
3219-04	[****]
3219-05R1	Spare Parts Commitments	SA-3
3219-06R1	Spare Parts Initial Provisioning	SA-3
~~3219-08R2~~	~~Open Configuration Matters~~ WITHDRAWN	SA-8
~~6-1162-AKP-071R1~~	[****] Terminated per AAL-PA-1977-LA-1105595
~~6-1162-AKP-072R2~~	[****] Terminated per AAL-PA-1977-LA-1105595
6-1162-AKP-073R1	Accident Claims and Litigation
~~6-1162-CLO-1031R1~~	[****] WITHDRAWN	SA-2 SA-3
~~6-1162-CLO-1032R1~~	[****] Terminated	SA-3
6-1162-CLO-1039	[****]
6-1162-CLO-1042	[****]
6-1162-CLO-1043R1	787 Inspection Process	SA-3
6-1162-CLO-1045R1	[****]	SA-2
~~6-1162-CLO-1046~~	~~SA-eE, COTS Software and End User License Matters~~ WITHDRAWN	SA-3
6-1162-CLO-1047R4	[****]	SA-11
~~6-1162-CLO-1048~~	~~Final Matters~~ WITHDRAWN	SA-2
6-1162-CLO-1049R2	CS1 Matters	SA-6
6-1162-TRW-0664R2	Aircraft Purchase Rights and Substitution Rights	SA-11
	~~Attachment A(R2) – MADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment B(R2) – QADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment C(R3) – MADP & QADP Rights Aircraft:  Description/Price Data~~ Attachment C(R4)	SA-11
	Attachment D – Form of Purchase Agreement Supplement	SA-11

	P.A. No. 3219	SA-21
Table of Contents		Page 2
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

Attachment E – Letter Agreements To Be Included In Purchase Agreement Supplement		SA-6
~~6-1162-TRW-0665~~	[****] WITHDRAWN	SA-3
~~6-1162-TRW-0666~~	[****] WITHDRAWN	SA-3
6-1162-TRW-0667R3	[****]	SA-11
6-1162-TRW-0668R1	Special Matters Relating to COTS Software and End User License Agreements	SA-3
6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787 Aircraft	SA-3
~~6-1162-TRW-0671~~	[****] WITHDRAWN	SA-3
6-1162-TRW-0672R1	[****]	SA-3
6-1162-TRW-0673R1	Confidentiality	SA-3
6-1162-TRW-0674R5	Business Considerations	SA-20
AAL-PA-3219-LA-08836R2	[****]	SA-11
AAL-PA-3219-LA-08837R1	[****]	SA-6
AAL-PA-3219-LA-08838	[****]	SA-3
AAL-LA-1106678	[****]	SA-3
AAL-PA-3219-LA-1302236R2	[****]	SA-13
AAL-PA-3219-LA-1604503R1	787 Business Matters	SA-8
AAL-PA-03219-LA-1701988	[****]	SA-10
AAL-PA-03219-LA-1804779R2	[****]	SA-20
AAL-PA-03219-LA-1802262R1	[****]	SA-12
AAL-PA-03219-LA-1802492 AAL-PA-3219-LA-2001170 AAL-PA-3219-2101557R1 AAL-LA-2100530 AAL-PA-3219-2300600 AAL-PA-03219-LA-2302901 AAL-PA-03219-LA-2303491R1	Open Configuration Matters [****] [****] [****] [****] Special Matters- [****] Special Matters - [****]	SA-11 SA-15 SA-20 SA-16 SA-18 SA-19 SA-21
ATTACHMENTS

	P.A. No. 3219	SA-21
Table of Contents		Page 3
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

Attachment 1	Schedule for [****] of 787-9 MADP Rights	SA-11
Attachment 2	Schedule for [****] of 787-9 QADP Rights	SA-11
Attachment 3	787-9 Purchase Rights Aircraft [****] Delivery Schedule	SA-11

	P.A. No. 3219	SA-21
Table of Contents		Page 4
BOEING PROPRIETARY

Table 5(R5) To
Purchase Agreement No. PA-03129
787-9 [****] Aircraft Delivery, Delivery Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	[****] pounds	Detail Specification:	[****]
Engine Model/Thrust:	GENX- 1B74/75	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:	[****]	[****]
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]	Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)// Estimate:		$[****]	Base Year Index (ECI):	[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]	Base Year Index (CPI):	[****]
Deposit per Aircraft:		$[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Adv Payment Base	[****] [****]	[****] [****]	[****] [****]	Total [****]
				Price Per A/P
[****]-2024	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	2	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03219 121168-1F.txt	Boeing Proprietary	SA-21 Table 5(R5)

Table 5(R5) To
Purchase Agreement No. PA-03129
787-9 [****] Aircraft Delivery, Delivery Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****] [****]	[****] [****]	[****] [****]	Total [****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	2	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	2	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	2	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	25

Note: [****]

AAL-PA-03219 121168-1F.txt	Boeing Proprietary	SA-21 Table 5(R5)

AAL-PA-03219-LA-2303491R1

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    Special Matters – [****]

Reference:    Purchase Agreement No. PA-3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

    The terms and conditions described in this Letter Agreement are applicable only to the aircraft described in Section 1 below.

1.[****].

This Letter Agreement [****] [****] Aircraft [****] [****] and [****]. For avoidance of doubt, [****] under the Purchase Agreement. Attachment A of this Letter Agreement [****] ([****]) in column 2 and sets forth [****] ([****]) for the [****] in column 4. Additionally, Table 1-5(R5) of the Purchase Agreement [****] revisions of this Letter Agreement.

2.[****].

[****]

3.[****].

3.1    The [****] for [****]. For the avoidance of doubt, Boeing [****] of the [****] for the [****] agrees for the [****].

3.2    If the [****] of the [****], then [****] of the [****] from the [****] to the [****] the terms and conditions of the Purchase Agreement (that is, if the Purchase Agreement [****] then [****]).

3.3    The [****] of the [****] that are [****] and which are [****], pursuant to this Letter Agreement or pursuant to [****] to the [****]. If a [****] is [****] to [****], then the terms and conditions of the Purchase Agreement [****] described in this Section 3.3.

4.[****].

AAL-PA-03219-LA-2303491R1		SA-21
Special Matters – [****]		Page 1 of 3
BOEING PROPRIETARY

[****] for the [****] are [****] by Customer per Letter Agreement 6-1162-CLO-1047R4 entitled “[****]”. The [****] for the [****] will be [****] per the [****] as found on Table 1-5(R5) [****] set forth in Section 3 of this Letter Agreement.

5.[****].

5.1 The [****] in Table 7(R1) and certain of the [****] in Table 5(R5), both as shown in column 2 of Attachment A to this Letter Agreement, [****] as shown in column 3 and 4 (collectively, the [****] and the [****] excluding the [****], the [****]). Customer [****] of Letter Agreement 6-1162-TRW-0670R1 entitled “Miscellaneous Commitments for Model 787 Aircraft” ([****]) for each of the [****] for the [****] and the [****], set forth in column 3 of Attachment A and for each [****] for the [****] and the [****], set forth in column 4 of Attachment A.
5.2 For the avoidance of doubt, Customer [****]:
    5.2.1 For [****];

    5.2.2 For the [****], for any [****] in column 3 of Attachment A; and

    5.2.3 For the [****], for any [****] in column 4 of Attachment A.

6.Confidentiality.

Customer and Boeing understand that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement Letter shall be subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”.

7.Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing, except to the extent permissible under the terms of the AGTA.

AAL-PA-03219-LA-2303491R1		SA-21
Special Matters – [****]		Page 2 of 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ The Boeing Company

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	Feb 15, 2024

AMERICAN AIRLINES, INC.

By	/s/ American Airlines, Inc.

Its	Sr Vice President, Treasurer

AAL-PA-03219-LA-2303491R1		SA-21
Special Matters – [****]		Page 3 of 3
BOEING PROPRIETARY

Attachment A to AAL-PA-03219-LA-2303491R1
1.	2. [****]	3. [****]	4. [****]	5. [****]	6. [****]	7. [****]
1	[****]	[****]	-	[****]
2	[****]	[****]	-	[****]
3	[****]	[****]	-	[****]
4	[****]	[****]	-	[****]
5	[****]	[****]	-	[****]
6	[****]	[****]	-	[****]
7	[****]	[****]	[****]	[****]		[****]
8	[****]	[****]	[****]	[****]	[****]
9	[****]	[****]	[****]	[****]	[****]
10	[****]	[****]	[****]	[****]	[****]
11	[****]	[****]	[****]	[****]	[****]
12	[****]	[****]	-	[****]
13	[****]	[****]	-	[****]
14	[****]	[****]	-	[****]
15	[****]	[****]	-	[****]
16	[****]	[****]	[****]	[****]	[****]
17	[****]	[****]	[****]	[****]	[****]
18	[****]	[****]	[****]	[****]	[****]
19	[****]	[****]	[****]	[****]	[****]
20	[****]	[****]	[****]	[****]	[****]
21	[****]	[****]	[****]	[****]	[****]

PA No. 3219		SA-21
Attachment A to AAL-PA-03219-LA-2303491R1	BOEING PROPRIETARY